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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):



                               SEPTEMBER 29, 2004


                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     000-23597               82-0399670
(STATE OR OTHER JURISDICTION OF        [COMMISSION           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        FILE NUMBER]       IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


The Audit Committee of the Board of Directors (the "Audit Committee") of Extended Systems Incorporated (the "Registrant") selected Deloitte & Touche, LLP ("Deloitte") as the Registrant's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2005. Deloitte advised the Registrant of its acceptance of this engagement effective October 1, 2004. The engagement of PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent registered public accounting firm ceased on September 29, 2004, the date upon which PwC completed its audit procedures on the Registrant's financial statements as of and for the year ended June 30, 2004.

The reports of PwC on the financial statements of the Registrant as of and for the years ended June 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended June 30, 2004 and 2003 and through September 29, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

The Registrant authorized PwC to respond fully to inquiries by Deloitte in connection with Deloitte's client acceptance procedures.

During the years ended June 30, 2004 and 2003 and through September 29, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements regarding PwC. A copy of such letter, dated Oct. 5, 2004, is filed as Exhibit 16 to this Form 8-K.

During the two most recent fiscal years and through October 1, 2004, except for the matter discussed in the immediately following paragraph, neither the Registrant nor anyone on its behalf has consulted with Deloitte regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by Deloitte that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

During the period from July 27, 2004 through October 1, 2004, the Registrant discussed management's conclusions regarding accounting principles relating to a revenue recognition matter for the first quarter of the fiscal year ending June 30, 2005 with Deloitte. This discussion was not an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit 16 Letter from PricewaterhouseCoopers LLP to the Securities & Exchange Commission dated October 5, 2004

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SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 5, 2004                   EXTENDED SYSTEMS INCORPORATED


                                         By: /s/ VALERIE A. HEUSINKVELD
                                             -----------------------------
                                             Valerie A. Heusinkveld
                                             Chief Financial Officer



























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                                  EXHIBIT INDEX

Exhibit
Number
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  16.    Letter from PricewaterhouseCoopers LLP to the Securities & Exchange
         Commission dated October 5, 2004.